UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 30, 2021 (December 29, 2021)

Stanley Black & Decker, Inc.

(Exact Name of Registrant as Specified in its Charter)

Connecticut	1-5224	06-0548860
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Stanley Drive, New Britain, Connecticut	06053
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (860) 225-5111

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock - $2.50 Par Value per Share	SWK	New York Stock Exchange
Corporate Units	SWT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On December 29, 2021, Dmitri L. Stockton notified Stanley Black & Decker, Inc. and its Board of Directors (the “Board”) of his decision to resign from the Board effective December 31, 2021 to ensure there are no interlocking directorates under Section 8 of the Clayton Antitrust Act of 1914 (the “Clayton Act”). The Board has reduced the size of the Board to eleven members effective December 31, 2021.

In addition to having served on the Board of Stanley Black & Decker, Mr. Stockton serves on the Board of Directors of Deere & Company (“Deere”). It was determined that following Stanley Black & Decker’s recent acquisition of MTD Holdings Inc., Mr. Stockton could not continue to serve on the boards of both Stanley Black & Decker and Deere without implicating Section 8 of the Clayton Act. Mr. Stockton’s resignation was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

In tendering his resignation, Mr. Stockton said, “It has been an honor to serve on the Board of this world class company, which has such an established history of delivering long term value for shareholders. I wish the Board and management team continued success as they move forward in building on the legacy of fulfilling its purpose of supporting those who make the world.” In accepting Mr. Stockton’s resignation, Chairman George W. Buckley stated, “Dmitri’s insights and wise counsel have been instrumental in fostering the company’s success. We are deeply appreciative of his many contributions and wish him the best of luck in all he does moving forward.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stanley Black & Decker, Inc.

By:	/s/ Janet M. Link
Name:	Janet M. Link
Title:	Senior Vice President, General Counsel and Secretary

Dated: December 30, 2021